EXHIBIT 99


                   TEXT OF INVESTOR RELATIONS SLIDESHOW IN USE
                             BEGINNING MARCH 3, 2003

                           Forward-Looking Statements
Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to the company's SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.

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                           Leading Healthcare Provider
o Approximately 1,700 Facilities in All 50 States and Every Major Metropolitan Market
o        Largest Operator of:
         -        Inpatient and Outpatient Rehabilitation Facilities
         -        Freestanding Outpatient Surgery Centers
         -        Freestanding Diagnostic Centers
o        Over $4.2 Billion in Revenue with $1.1 Billion in EBITDA Projected for
         2003

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                            Inpatient Rehabilitation
                         #1 Market Share - 117 Locations
                      22% of 35,000 Bed Market (7,526 Beds)
                    Source: Analysis of Medicare Cost Reports
                                (Graphic Omitted)

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                               Outpatient Surgery
                         #1 Market Share - 203 Locations
                             6% of 3,383 Site Market
                           Source: SMG Marketing Group
                                (Graphic Omitted)

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

                                Outpatient Rehab
                        #1 Market Share - 1,229 Locations
                            7% of $10 Billion Market
                                (Graphic Omitted)

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                               Diagnostic Imaging
                         #1 Market Share - 127 Locations
                             4% of 3,318 Site Market
                           Source: SMG Marketing Group
                                (Graphic Omitted)

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                             HEALTHSOUTH Corporation
              National Footprint with Approximately 1,700 Locations
                                (Graphic Omitted)

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                             HEALTHSOUTH Corporation
                              Current MSA Coverage
                                (Graphic Omitted)

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                         Recognized Clinical Excellence

                           2002 JCAHO Survey Results:
             HEALTHSOUTH Facility Scores vs. National Average Scores

                       HEALTHSOUTH Rehabilitation         95
                       National Hospital Organizations    91
                       HEALTHSOUTH Surgery Centers        95
                       HEALTHSOUTH Diagnostic             94
                       National Ambulatory Organizations  93

                        Source: 2002 JCAHO Survey Results

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


                                 Pristine Audit
o        Unannounced Audit of Every HEALTHSOUTH Facility
o        50 Point Checklist
o        Conducted by Ernst & Young
o        Overall Score of 98

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                              Medicare Expenditures
         Total Medicare Expenditures, 1966-2000 (in Billions of Dollars)
                                (Graphic Omitted)

               Source: Centers for Medicare and Medicaid Services

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                              Medicare Expenditures

o        During This Time, HEALTHSOUTH has Saved The Medicare
         Program Hundreds of Millions of Dollars

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                            Inpatient Rehab Hospital
                     Cost Savings - HRC vs. Industry Average


                                              1997            1998              1999               2000                   2001
                                              ----            ----              ----               ----                   ----
       Industry Cost Per Discharge         $13,500         $13,500           $13,500            $13,500                $13,500
       HRC Cost Per Discharge              $11,504         $10,772            $9,935             $9,799                 $9,669

       Cost Variance                       ($1,996)        ($2,728)          ($3,565)           ($3,701)               ($3,831)

       HRC Medicare Discharges*             55,999          60,516            66,854             70,187                 76,249

       Cost Savings                   $111,774,004    $165,087,648      $238,334,510       $259,762,087           $292,109,919

       ------------------------------------------------------------------------------------------------------------------------
       TOTAL MEDICARE SAVINGS                                                                                   $1,067,068,168
       ------------------------------------------------------------------------------------------------------------------------


* Hospital Discharges Only

By Consistently Keeping Costs Below the Industry Average, HEALTHSOUTH Has Spared the Medicare Program over $1B in Excessive Costs in the last 5 Years

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


                                 Surgery Centers
                  HRC Average Charge vs. Acute Hospital Charge

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                                        HRC          Hospital           %
        Procedure Description       Avg. Charge    Avg. Charge       Savings
        ---------------------       -----------    -----------       -------
      Endo Polypectomy Lrge Int        $1,337         $6,583           80%
             Colonoscopy               $1,208         $5,524           78%
         Rotator Cuff Repair           $8,328        $11,983           31%
         Cruciate Lig Repair           $9,855        $20,749           53%
            Tonsillectomy              $3,487         $9,268           62%


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                                Outpatient Rehab
                                  Cost Savings

                                                       1995            2001
                                                       ----            ----

             Total Visits Reported                     2,512,864       9,083,251

             Medicare %                                       8%              8%

             Estimated Medicare Visits                   201,029         726,660

             Visits/Referral                                12.7             7.8

             Medicare Visits Saved                                       456,478


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                                Outpatient Rehab
    Functional Levels at Admission Compared to Functional Levels at Discharge
                                (Graphic Omitted)

                                Source: HRC data


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


                               HEALTHSOUTH Revenue
                     by Product Line (2000 vs. 2003 Budget)
                                (Graphic Omitted)


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                                 2003 Game Plan
o Continue to Lead Industry with Superior Clinical Services (as Evidenced by JCAHO Surveys)

o Improve Cost Efficiency While Increasing Patient Volumes Across all Product Lines

o Manage Capital Expenditures Within Guidance, Pay Down Debt, and Strengthen Balance Sheet

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                               Inpatient Division
                             2003 Growth Strategies
-        Tightly Manage Patient Mix To Drive Case Mix Index Higher
-        Educate Patient Referral Sources on Benefits of Inpatient Rehab vs.
         Other Post Acute Settings
-        Expand Specialized Clinical Programs (ie: Stroke, MS)
- Increase Volume of Admits from Home via Free Clinical Assessments and Community Clinical Programs
-        Promote Benefits of AutoAmbulator(TM)

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


                                AUTOAMBULATOR(TM)
         The AutoAmbulator(TM) Was Conceived To More Effectively Treat Patients with a Variety of Neurological Conditions That Affect Walking and
         Balance:

o        Stroke
         -        (Market = 4MM People)
o        Spinal Cord Injury
         -        (Market = 200,000 People)
o        Multiple Sclerosis
         -        (Market = 750,000 Cases/Year)
o        Parkinson's
         -        (Market = 1MM People)
o        Approximately 6MM Potential
         Candidates for the AutoAmbulator

  Source: National Stroke Association, National Spinal Cord Injury Association,
      National Multiple Sclerosis Society, National Parkinson's Foundation

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                                AutoAmbulator(TM)
o HEALTHSOUTH Received Clearance from the FDA on March 22, 2002 for a Class I Medical Device o Phase 1 Rollout to all Inpatient Hospitals to Begin 1Q03
         -        100 Units to be in Place by End of Year 2003
o        The AutoAmbulator will Help:
         -        Provide Safe, Consistent Therapy
         -        Decrease Healthcare Costs
         -        Provide Better Patient Outcomes
         -        Improve Patients' Lives
         - Will Facilitate Clinical Research That Will Provide Better Treatment Modalities
         -        Distinguish HEALTHSOUTH from the Competition
         - Attract Potential Investors from Pharmaceutical Companies for Clinical Research

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                                AutoAmbulator(TM)
                               Clinical Relevance
o        During Initial Clinical Studies, Patients Using the AutoAmbulator(TM):
         -        Dramatically Improved Gait
         -        Reduced or Eliminated the Need for Constant Use of Crutches or
                  Canes
         -        Significantly Improved Balance, Which Should Reduce Number of
                  Falls
         -        Experienced Pain Relief in Affected Joints and Limbs
         -        Reduced Dependence on Others
         - Reduced the Incidence of Complications Usually Associated with Spinal Cord Injury
         -        Improved Quality of Their Daily Lives

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


                               Inpatient Division
                             2003 Growth Strategies
o        Continue Development of 40 and 60 Bed Freestanding Rehabilitation
         Facilities
         -        4 New Hospitals to Open in 2003

o        Bed Expansions Under Review for all Facilities with 95% or Greater
         Occupancy

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                               Inpatient Division
             Target Markets for Rehab Hospital and LTAC Development
                                (Graphic Omitted)

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                         Long Term Acute Care Hospitals
                          Medicare Reimbursement Change

o        PPS Reimbursement Effective January 1, 2003
o        Previously, Cost-Based Reimbursement
o        Payment and Classification Will be Based on Hospital DRG System
o        New Base Rate = $32,649
         - Adjusted for Case Mix Index, Existing Facilities Range from 80% to 90% of this Base Rate
o        Current Cost per Discharge = $17,821

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                               Ambulatory Services
      Outpatient Visits, U.S. Community Hospitals 1990-2001 (in thousands)
                                (Graphic Omitted)
                    Demand for Outpatient Services is Growing

                      Source: American Hospital Association

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


                  Number of Acute Care Hospitals on the Decline

                  Number of U.S. Community Hospitals 1995-2001
                                (Graphic Omitted)

                      Source: American Hospital Association

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                                Surgery Division
                             2003 Growth Strategies
o        Management Team Dedicated Exclusively to Surgery

o Maximize Existing Partnerships and Drive Capacity Utilization Through the Resyndication Process
         -        276 New Physician Partners Added in 2002
         -        Have Added 869 New Physician Partners Under Initiative of
                  Adding 1,000
         -        Targeting Approximately 200 New Physician Partners in 2003
         -        Same Store Volume Up Ten Consecutive Quarters

o        Strong Opportunity for Opening New Centers with Dedicated Development
         Team

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                                Surgery Division
                             2003 Growth Strategies

o Expand/Relocate Existing Centers To Increase Volumes and Improve Block Time Capacity

o Initiate Pricing Initiatives Focused on Case Rates, Carve-in Procedures and Implants

o        Work with Top Payors to Direct Cases from Acute Care Setting to ASC's

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


                                Surgery Division
                                 Target Markets
                                (Graphic Omitted)

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                               Outpatient Division
                         2003 Growth Strategies - Volume
o        Sales Initiatives
         - Increase Referrals from "Top 20" Physicians per Market (Weekly Tracking by Market)
         - Additional Training and Incentives for Marketing Representatives To Drive Volume and Enhance Referrals

o        Fitness Club Site Development
         -        Low Cost Model Which Generates Higher Margin and Returns
         -        Target Large 20,000+ Member Health Clubs

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                            Outpatient Rehabilitation
                          Strategy For Transmittal 1753
o        Improve Scheduling Patterns To Maximize "One on One" Care
o Limit Group Sessions To Appropriately Sized Groups To Optimize Productivity and Reimbursement
o        Sponsor Legislative Change to CMS Transmittal 1753

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                                Digital Hospital
                                (Graphic Omitted)

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                                Digital Hospital
                             Construction in Process
                                 September 2002
                                (Graphic Omitted)

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


                                Digital Hospital
                             Construction in Process
                                  January 2003
                                (Graphic Omitted)

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                            Digital Hospital Cost vs.
                         Average National Hospital Cost

                           Digital Hospital Cost - $138MM
                           Square Footage - 679,000
                           Cost per Sq. Ft. - $203

                           Average Hospital Cost per Sq. Ft. - $275


  Note: Med Center only; does not include ancillaries or physician office space
 Source: Turner Construction Co. and Medistar; Average for urban hospitals only

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                                  2003 Guidance

                                    Ranges
Revenues                            $4,230,000 - $4,320,000
EBITDA                              $1,045,000 - $1,090,000
EPS                                 $0.55 - $0.57
Depreciation and Amortization       $320,000 - $330,000
Interest Expense                    $235,000 - $245,000
Minority Interests                  $130,000 - $140,000
Shares Outstanding                  400,000 - 402,000
Tax Rate                            38.75%

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                            Reaffirming 2003 Guidance

                Based on January Actuals and February Estimates;
             We are Reiterating Our Guidance of $.13 for the First
                Quarter of 2003 and Our Guidance of $.55 for the
                                 Full Year 2003

                              2003 CAPEX BREAKDOWN

Committed from 2002                                  $  70MM
   - Inpatient Hospitals and Surgery Centers
New Development                                      $  55MM
Maintenance (1)                                      $ 125MM
Digital Hospital                                     $ 150MM
TOTAL 2003 Capex                                     $ 400MM

(1) Includes $10MM in HIPAA Costs and $20MM in ADA Compliance, With Balance to Maintain Pristine Facilities

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


                           Reaffirming Capex Guidance

                Based on January Actuals and February Estimates;
                     We are Reiterating Our Capex Guidance
                        of No More Than $400MM for 2003

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                            Strong Liquidity Position

o        $1B Available Under $1.25B Bank Facility

o New Facility Provides Ample Availability to Take Out Last Remaining 2003 Maturity ($344MM Outstanding); No Significant Maturities until 2007

o        No Off-Balance Sheet Financing Issues

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


                          Focused on Return on Capital

o        Goal is to Substantially Increase ROC
o        Strategies Include:
         -        Increased Throughput in Existing Facilities
         -        Maintain or Increase Pricing Across All Divisions
         -        Carefully Manage and Reduce Expenses
         -        Deploy New Capital on Projects with Highest Returns
         -        Reduce DSO's
         -        Use Free Cash Flow to Pay Down Debt

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                         HEALTHSOUTH'S Return on Capital
                                    Time Line
                                (Graphic Omitted)

                   Sept. 1986 Split-Adjusted IPO Price: $1.08
                             Jan. 2003 Price: $3.61
                           Average Annual Return: 7.3%

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                                 Source Medical
o        Birmingham, AL Based Outpatient Healthcare Information Solutions
         Company
o        HEALTHSOUTH Owns Approximately 30%
o        HEALTHSOUTH is Less Than 40% of Revenues
o        Company Has Over 1,000 Clients and Over 3,300 Installed Locations
o        15 Corporate Clients Other Than HEALTHSOUTH
o        Projected to Turn Cash Flow Positive in 2003
o        Monetization Through Buyout or IPO

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                                MedCenterDirect
o        Atlanta, GA Based e-Procurement Company
o        Provides Vital Procurement and Inventory Management Services to
         HEALTHSOUTH

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


                                Other Investments
o HEALTHSOUTH is in Process of Liquidating 12% Stake in a Private Healthcare Staffing Company
         -        Currently Under LOI
         -        To Close Within 90 Days
         -        Expect to Realize Approximately $13MM on Investment of $1.5MM
o                 Recently Liquidated Investment in an ASC Device Company
         -        Return Recognized Within 9 Months
         -        Realized $1.2MM on Investment of $500,000

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                                     Summary
o        2002 Was Difficult Year Due to Transmittal 1753
         -        Had to Overcome Confusion from Payors, Physicians, and
                  Therapists
         -        Negative Press Added to Difficulties and Damaged Some Referral
                  Sources
         -        Wall Street Overreacted


o        2003 is a "Comeback" Year
         -        Rebuilding Relationships
         -        Closing Underperforming Facilities
         -        Adding Incentives for Marketing Team
         -        Cutting Expenses
         -        Adding Programs Aimed Directly at Consumers (i.e. stroke)
         -        Focus on Re-establishing Our Leadership Role in All Business
                  Lines
         -        Focus on Building Shareholder Value
         -        Ongoing Governance Improvements

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                               Summary (Continued)
o        HEALTHSOUTH Remains a Great Company
         -        Highest Quality Assets
         -        Strong and Experienced Management Team
         -        Over $1B in EBITDA
         -        Ample Liquidity
         -        Sound Balance Sheet
         -        Focused on Increasing Our Return on Capital